SEI INSTITUTIONAL MANAGED TRUST

Tax-Managed Large Cap Fund (the "Fund")

Supplement dated August 11, 2014
to the Class Y Shares Prospectus (the "Prospectus") dated January 31, 2014

This Supplement provides new and additional information beyond that contained in the Class Y Shares Prospectus, and should be read in conjunction with such Prospectus.

Notification of Redesignation of Share Class

At a meeting held on August 7, 2014, the Board of Trustees of SEI Institutional Managed Trust approved the redesignation of the Fund's Class Y Shares as Class T Shares. The Fund's investment objective, principal investment strategies and fees and expenses will not change as a result of this redesignation and the Fund will continue to be managed in the manner described in the Prospectus. Accordingly, all references in the Prospectus to "Class Y Shares" are hereby deleted and replaced with "Class T Shares."

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-891 (8/14)

SEI INSTITUTIONAL MANAGED TRUST

Tax-Managed Large Cap Fund (the "Fund")

Supplement dated August 11, 2014
to the Statement of Additional Information (the "SAI") dated January 31, 2014

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Notification of Redesignation of Share Class

At a meeting held on August 7, 2014, the Board of Trustees of SEI Institutional Managed Trust approved the redesignation of the Fund's Class Y Shares as Class T Shares. The Fund's investment objective, principal investment strategies and fees and expenses will not change as a result of this redesignation and the Fund will continue to be managed in the manner described in the SAI. Accordingly, all references in the SAI to "Class Y Shares" are hereby deleted and replaced with "Class T Shares."

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-892 (8/14)